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                                                                   EXHIBIT 10(9)


DIRECTED SHARE PROGRAM

APRIL 21, 1998


To:    [Vice Presidents, Directors and Managers] [All Employees]

From:  Office of the President


As you know, Genesis Direct, Inc. has recently filed with the Securities and Exchange Commission ("SEC") a registration related to a proposed offering of approximately 10 million shares of its common stock. We are pleased to enclose a copy of the preliminary prospectus included in the registration statement.

The Company has instructed the underwriter to reserve up to 5% of the total amount of shares being sold in the offering for purchase by employees, their friends and family and other non employee friends of the Company at the initial offering price (the "Directed Share Program") and has asked Bear Stearns & Co., Inc. to administer this Directed Share Program.

If you are interested in participating in the Directed Share Program, please so indicate on the attached Indication of Interest Form and return the form by fax to Tom DeLuca at 201.583.3607 or hand deliver no later than this Friday, April 24, 1998. Your order will then be sent to Bear Stearns & Co., Inc. who will have a broker contact you directly regarding account set up and other details.

Please be aware if you wish to participate, the minimum purchase is 100 shares. As indicated on the cover page of the preliminary prospectus, it is currently anticipated that the initial offering price of the shares will be between ($13.00) and ($15.00) per share; however the price range may be changed prior to the offering. It is also currently anticipated that the offering will commence on or about May 7, 1998, and the payment for the shares will be due within three to four business days (settlement date) of the offering.

There is no obligation to participate in this Directed Share Program; however, should you wish to do so, please carefully read the enclosed preliminary prospectus relating to the offering.

Please note that the securities laws restrict the ability of insiders to buy and sell stock in certain circumstances and Genesis Direct, Inc. intends to implement a policy regarding trading of stocks by insiders. Accordingly, there will be limitations on your ability to sell your stock.

If you have any questions regarding the Directed Share Program, please contact Tom DeLuca at 201.867.2800 ext. 3701.

A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SEC BUT HAS NOT YET BECOME EFFECTIVE. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS LETTER SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

Very Truly Yours,



Warren, David and Hunter
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DIRECTED SHARE PROGRAM

INDICATION OF INTEREST FORM
---------------------------

PLEASE RETURN THIS FORM DULY COMPLETED BY FAX TO TOM DELUCA AT 201.583.3607 NO LATER THAN FRIDAY, APRIL 24, 1998.

BEAR STEARNS & CO., INC.


DEAR SIR:

I AM INTERESTED IN PURCHASING _______________________SHARES OF COMMON STOCK (THE "SHARES") (MINIMUM 100) OF GENESIS DIRECT, INC. (THE "COMPANY") AND WOULD LIKE SUCH NUMBER TO BE RESERVED FOR ME.

I ACKNOWLEDGE THAT:

1. I have received and read a copy of the preliminary prospectus for the Company's offering dated April 17, 1998.

2. I understand that, I am not assured of obtaining any or all of the number of Shares requested by me, and I will be notified of the number of Shares available for purchase by me; if any.

3. No offer to buy any of the Shares can be accepted and no part of the purchase price can be received by the Company or Bear Stearns & Co., Inc. until the registration statement covering the proposed offering (the "Registration Statement") has been declared effective by the United States Securities and Exchange Commission and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time prior to notice of your acceptance given after the effective date of the Registration Statement.

4. This indication of interest involves no obligation or commitment of any kind, and by completing this form, I am not binding myself to purchase any Shares. I understand that the purpose of this form is to provide some indication of how many Shares may be requested by employees of the Company and that I will be notified of the number of Shares which are available for purchase by me. I am also aware that full payment, in United States dollars, for the purchase price of the Shares allotted to me will be required within three to four business days after the commencement of the offering.

5. I understand that after the Registration Statement covering the proposed offering becomes effective, copies of the prospectus in final form (the "Final Prospectus") will be available, which Final Prospectus will contain the price and other information which cannot be determined at this time.

6. I understand that an arrangement has been made with Bear Stearns & Co., Inc. to act as administering agent for the Directed Share Program, and that when the Registration Statement covering the proposed offering becomes effective, I will be contacted by a Bear Stearns & Co., Inc. representative to arrange for the purchase of the number of Shares requested by me or such lesser number of Shares as may be allocated to me.



Date:  ___________________________________________________________________

Signature:  ______________________________________________________________

Print Name:  _____________________________________________________________

Home Address:  ___________________________________________________________

               ___________________________________________________________

Home Telephone No.  ______________________________________________________

Business Telephone No.____________________________________________________